Exhibit 10(b)

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Mary Jo Ardington, Kelly D. Clevenger, Christine S. Frederick, Robert L. Grubka, Rise' C. M. Taylor and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Initial Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors to these Forms, filed with the Securities and Exchange Commission, under the Investment Company Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 811-08559 LLANY Separate Account R for Flexible Premium Variable Life: 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: 811-09257 Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 811-21029 Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 811-08470

Variable Annuity Separate Accounts:
Lincoln Life & Annuity Variable Annuity Account H: 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 811-07785
Lincoln New York Account N for Variable Annuities: 811-09763

The execution of this document by the undersigned for this specific purpose is effective as of April 2, 2007.

Signature                                   Title

/s/ Dennis R. Glass
______________________________              President and Director
Dennis R. Glass                             Principal Executive Officer)

/s/ Frederick J. Crawford
______________________________              Chief Financial Officer and Director
Frederick J. Crawford                       (Principal Financial Officer)

/s/ J. Patrick Barrett
______________________________              Director
J. Patrick Barrett

______________________________              Director
Jon A. Boscia

/s/ Charles C. Cornelio
______________________________              Director
Charles C. Cornelio

/s/ George W. Henderson
______________________________              Director
George W. Henderson, III

/s/ Mark E. Konen
______________________________              Director
Mark E. Konen

_____________________________               Director
Barbara S. Kowalczyk

/s/ M. Leanne Lachman
______________________________              Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
______________________________              Director
Louis G. Marcoccia

______________________________              Director
Jill S. Ruckelshaus

/s/ Michael S. Smith
______________________________              Director
Michael S. Smith

/s/ Westley V. Thompson
______________________________              Director
Westley V. Thompson

For Dennis R. Glass:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 16th day of March, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires:  9/13/08

For Frederick J. Crawford:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 19th day of March, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08


For J. Patrick Barrett:

State of  NY               )
                           ) SS.
County of Onondaga         )

Sworn and subscribed before me this 15th day of March, 2007.

/s/ Albert J. Calnon
------------------------------------
Notary Public
My Commission Expires:  4/9/07

For Jon A. Boscia:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 16th day of March, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires:  9/13/08

For Charles C. Cornelio:

State of  NC               )
                           ) SS.
County of Guilford         )

Sworn and subscribed before me this 14 day of March, 2007.

/s/ Debbie B. Marlow
------------------------------------
Notary Public
My Commission Expires: 6-15-07

For George W. Henderson, III:

State of  NC               )
                           ) SS.
County of Guilford         )

Sworn and subscribed before me this 21st day of March, 2007.

/s/ Joyce K. Cole
------------------------------------
Notary Public
My Commission Expires:  6-14-09

For Mark E. Konen:

State of  NC               )
                           ) SS.
County of Guilford         )

Sworn and subscribed before me this 14 day of March, 2007.

/s/ Debbie B. Marlow
------------------------------------
Notary Public
My Commission Expires:  6-15-07

For Barbara S. Kowalczyk:

State of                   )
                           ) SS.
County of                  )

Sworn and subscribed before me this _____ day of March, 2007.

------------------------------------
Notary Public
My Commission Expires:

For M. Leanne Lachman:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 19th day of March, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires:  9/13/08

For Louis G. Marcoccia:
----------------------

State of  New York         )
                           ) SS.
County of Onondaga         )

Sworn and subscribed before me this 15th day of March, 2007.

/s/ Nancy J. Freeman
------------------------------------
Notary Public
My Commission Expires:  April 24, 2007


For Jill S. Ruckelshaus:
-----------------------

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 21st day of March, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Michael S. Smith:

State of  Pennsylvania     )
                           ) SS.
County of Philadelphia     )

Sworn and subscribed before me this 15th day of March, 2007.

/s/ Maureen A. Cullen
------------------------------------
Notary Public
My Commission Expires: 9/13/08

For Westley V. Thompson:

State of  Connecticut      )
                           ) SS. Hartford
County of Hartford         )

Sworn and subscribed before me this 26th day of March, 2007.

/s/ Barbara A. Tofield
------------------------------------
Notary Public
My Commission Expires: 2/28/2008



Version: July 18, 2007